Expense Example, No Redemption (Vanguard Total International Stock Index Fund Institutional)	Vanguard Total International Stock Index Fund Vanguard Total International Stock Index Fund - Institutional Shares 11/1/2013 - 10/31/2014 USD ($)	Vanguard Total International Stock Index Fund Vanguard Total International Stock Index Fund - Institutional Plus Shares 11/1/2013 - 10/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	12	10
3 YEAR	39	32
5 YEAR	68	56
10 YEAR	154	128